FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2013

ARTISANAL BRANDS, INC.

(Exact name of registrant as specified in its charter)

New York	0-26112	41-1759882
(State of Jurisdiction)	(Commission File Number)	(IRS Employer ID No.)

483 Tenth Avenue, 2nd Floor	New York, New York	10018
(Address of Principal Executive offices)	(Zip Code)

Registrant's telephone number, including area code 212-871-3150

Title of each class	Name of each exchange on which registered
Common Stock $.001 par value	OTC Electronic Bulletin Board

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4-Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant's Certifying Accountant

On January 7, 2012, the Company's was informed by its independent registered public accounting firm, Sherb & Co., LLP, ("Sherb"), that it has combined its practice with RBSM LLP (the "Merger") effective January 1, 2013.  RBSM LLP is a member of Russell Bedford International (RBI), which is an international network of over independent accounting and consulting firms with over 500 offices in more than 90 countries. RBI is a larger international affiliation with over 500 offices in over 90 countries. As a result, Sherb effectively resigned as the Company's independent registered public accounting firm and RBSM LLP became the Company's independent registered public accounting firm. The engagement of RBSM LLP as the Company's independent registered public accounting firm was approved by the Board of Directors of the Company on January 7, 2013.

The principal accountant's reports of Sherb on the financial statements of the Company as of and for the two years ended May 31, 2012 and May 31, 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

During the two years ended May 31, 2012 and May 31, 2011 and through the date of this 8-K, there were no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Sherb's satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the two years ended May 31, 2012 and through the date of this 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended May 31, 2012 and through the date of this 8-K, the Company did not consult with RBSM LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sherb with a copy of the foregoing disclosure and requested Sherb to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated January 8, 2013, furnished by Sherb, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Section 8-Other Events

Item 8.01	Other Events

                The Company intends to become current with its quarterly filings by filing its Form 10-Q for the periods ended August 31, 2012 and November 30, 2012 as soon as possible.  Following the filings of the Form 10-Q's, the Company anticipates filing a new registration statement to complete the financing contemplated in the registration statement which became effective in June 2012.

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Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated January 8, 2013 from Sherb & Co., LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2013	Artisanal Brands, Inc.

By: /s/ Daniel W. Dowe
Daniel W. Dowe
Chief Executive Officer and Chief Financial Officer

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